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                                                                   EXHIBIT 10.02

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               EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

                        Amendment to License Agreement

                       Effective as of September 1, 2000

                          Re:  Harvard Cases 956; 963

President and Fellows of Harvard College (hereinafter, "HARVARD") and Ontogeny, Inc., now Curis, Inc., by virtue of Ontogeny's merger into Curis, Inc. on July 31, 2000, (hereinafter, "LICENSEE") hereby amend the License Agreement which was effective February 9, 1995, and amended effective February 9, 1995 and January 1, 1997, and assigned by Ontogeny, Inc. to Curis, Inc. (the "Agreement") as follows:

1. After the fourth paragraph of page 1, to insert a paragraph to read:

     Whereas HARVARD and LICENSEE have entered in and are parties to a license agreement dated September 1, 2000 ("the 2000 License Agreement"), identified and reproduced in Appendix C, which confers to LICENSEE commercial rights to technology that may be related to the subject matter of PATENT RIGHTS; and

2. To modify Section 3.3(a) to read:

   3.3(a) LICENSEE shall pay HARVARD during the term of this license a royalty of [**] percent ([**]%) of NET SALES of all ROYALTY PRODUCTS sold by LICENSEE and its AFFILIATES; provided, however, that in the case of ROYALTY PRODUCTS covered by a pending patent claim, such royalty of [**] percent ([**]%) shall be due and payable as follows: [**]
           percent ([**]%) shall be payable to HARVARD pursuant to Section 4.4(a), and the remainder shall accumulate and shall not be required to be paid by LICENSEE to HARVARD unless and until such claim is issued as part of a patent in the applicable jurisdiction. A ROYALTY PRODUCT that is a ROYALTY PRODUCT solely as a result of any such claim that has been abandoned, has been rejected by an administrative agency from which no appeal can be taken or has been pending for more than five years in any jurisdiction shall cease to be a ROYALTY PRODUCT in such jurisdiction unless and until such claim is issued as part of a patent.
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           In the event that a ROYALTY PRODUCT as contemplated in this Agreement is also a royalty product as defined in Section 1.8 of the 2000 License Agreement ("2000 Royalty Product"), LICENSEE may reduce the royalty due to HARVARD on such ROYALTY PRODUCT by [**] percent
           ([**]%) of the royalty due to HARVARD on such 2000 Royalty Product as specified in Section 4.2(a) of the 2000 License Agreement. In no event shall the royalty due to HARVARD on such ROYALTY PRODUCT be reduced by more than [**] percent ([**]%) as a result of such reduction.

           In the event that a ROYALTY PRODUCT as contemplated in this Agreement is also a milestone product as defined in Section 1.5 of the 2000 License Agreement ("2000 Milestone Product"), LICENSEE may reduce the royalty due to HARVARD on such ROYALTY PRODUCT to [**] percent ([**]%) of the royalty due to HARVARD on such ROYALTY PRODUCT.

3. To modify Section 3.3(b) to read:

   3.3(b) If LICENSEE grants a sublicense under this Agreement to a sublicensee (other than an AFFILIATE) for development of a product in a field as to which LICENSEE or an AFFILIATE has committed or provides a written commitment to devote within the succeeding [**] ([**]) month period the resources equivalent to the full time of at least [**] of its own FTEs, [**] having an advanced scientific degree (a "Joint Field"), LICENSEE shall pay to HARVARD [**] percent ([**]%) of any royalties, fees or other amounts received by LICENSEE or its AFFILIATES as a result of the sublicensee's development and/or sale of ROYALTY PRODUCTS or MILESTONE PRODUCTS, excluding: (i) amounts paid in partial or full consideration of equity of LICENSEE or its AFFILIATES; (ii) amounts paid to fund research and development activities conducted by LICENSEE or its AFFILIATES; and (iii) non-monetary consideration, including, without limitation, intellectual property rights, noncompetition covenants and the like.

           If LICENSEE grants a sublicense under this Agreement to a sublicensee (other than an AFFILIATE) for development of a product in a field other than a Joint Field, LICENSEE shall pay to HARVARD [**] percent ([**]%) of any royalties, fees or other amounts received by the LICENSEE or its AFFILIATES as a result of the sublicensee's development and/or sale of ROYALTY PRODUCTS or MILESTONE PRODUCTS, excluding: (i) amounts paid in partial or full consideration of equity of LICENSEE or its AFFILIATES; (ii) amounts paid to fund research and development activities conducted by LICENSEE or its AFFILIATES; and (iii) non-monetary consideration,

                                                                               2
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           including, without limitation, intellectual property rights, noncompetition covenants and the like.

           In the event a sublicense granted under this Agreement also includes a sublicense to patent rights contained in the 2000 License Agreement, then LICENSEE may reduce the royalty on sublicense income due in this Section to [**] percent ([**]%)]or [**] percent ([**]%), respectively.

           LICENSEE shall not grant a sublicense hereunder (other than to an AFFILIATE) pursuant to a transaction in which LICENSEE surrenders substantially all of its legal rights and economic interest in the PATENT RIGHTS and ROYALTY PRODUCTS to a third party in exchange for the transfer by such third party to LICENSEE of rights to a different technology or products.

4. To modify Section 3.3(e) to read:

   3.3(e) In the case of MILESTONE PRODUCTS, LICENSEE shall pay the following payments and shall not pay the royalties specified in Section 3.3(a). Such payments are in recognition of LICENSEE's early and exclusive use of the licensed subject matter:

           Date of First Commercial Sale of    $[**]
           MILESTONE PRODUCT

           Cumulative Sales of MILESTONE       $[**]
           PRODUCT of $[**]

           Cumulative Sales of MILESTONE       $[**]
           PRODUCT of $[**]

           If this license is terminated by LICENSEE or its AFFILIATES, or is converted a non-exclusive license or terminated by HARVARD for a financial default, the above milestone payments shall still be due with respect to all MILESTONE PRODUCTS identified by LICENSEE or its AFFILIATES prior to such termination or conversion. If this license is converted to a non-exclusive license or terminated by HARVARD for any reason other than a financial default, the above milestone payments will be due on only the first MILESTONE PRODUCT sold after such termination or conversion and identified prior to such termination and conversion.

                                                                               3
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               EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

           In the event that a MILESTONE PRODUCT as contemplated in this Agreement is also a 2000 Milestone Product, LICENSEE may reduce each milestone payment due to HARVARD on such MILESTONE PRODUCT by [**] percent ([**]%) of the corresponding milestone payment due to HARVARD on such 2000 Milestone Product as specified in Section 4.4(a) of the 2000 License Agreement. In no event shall any milestone payment due to HARVARD on such MILESTONE PRODUCT be reduced by more than [**] percent ([**]%) as a result of such reduction.

           In the event that a MILESTONE PRODUCT as contemplated in this Agreement is also a 2000 Royalty Product, LICENSEE may reduce each milestone payment due to HARVARD on such MILESTONE PRODUCT to [**] percent ([**]%) of the milestone payment due to HARVARD on such MILESTONE PRODUCT.


   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.


           President And Fellows                       Curis, Inc.
            of Harvard College

            s/s Joyce Brinton                     s/s  Bruce A. Leicher
--------------------------------------    -------------------------------------
         Joyce Brinton, Director                        Signature
        Office for Technology and
          Trademark Licensing
                                                     Bruce A. Leicher
                                          -------------------------------------
                                                           Name


             Sept. 11, 2000                 Vice President and General Counsel
         -----------------------          -------------------------------------
                  Date                                    Title



                                                    September 8, 2000
                                          -------------------------------------
                                                           Date

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